AMENDMENT NO. 13
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM SECTOR FUNDS
(INVESCO SECTOR FUNDS)
          This Amendment No. 13 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the “Trust”) amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds, (ii) change the names of Invesco Van Kampen American Value Fund to Invesco American Value Fund, Invesco Van Kampen Comstock Fund to Invesco Comstock Fund, Invesco Van Kampen Mid Cap Growth Fund to Invesco Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund to Invesco Small Cap Value Fund, Invesco Van Kampen Value Opportunities Fund to Invesco Value Opportunities Fund, and (iii) change the name of Institutional Class Shares to Class R5 Shares;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Energy Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Gold & Precious Metals Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Leisure Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Technology Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Technology Sector Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Utilities Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class R6 Shares
Class Y Shares
Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares

Invesco Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares”